BNY Mellon Natural Resources Fund
Statement of Investments
December 31, 2024 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.1%
Agricultural & Farm Machinery — .8%
Deere & Co.	22,198	9,405,292
Agricultural Products & Services — 4.4%
Darling Ingredients, Inc. (a)	1,603,105	54,008,607
Coal & Consumable Fuels — 2.9%
Cameco Corp.	685,899	35,248,350
Commodity Chemicals — 3.1%
Methanex Corp.	546,688	27,301,599
Tronox Holdings PLC	1,096,716	11,043,930
		38,345,529
Construction & Engineering — .9%
Fluor Corp. (a)	209,870	10,350,788
Copper — 8.3%
Capstone Copper Corp. (a)	8,087,995	50,020,714
Freeport-McMoRan, Inc.	1,336,808	50,905,649
		100,926,363
Diversified Metals & Mining — 10.1%
Anglo American PLC	1,632,060	48,300,679
Ivanhoe Mines Ltd., Cl. A (a)	947,659	11,247,043
Rio Tinto PLC	566,892	33,518,758
Teck Resources Ltd., Cl. B	747,878	30,311,495
		123,377,975
Fertilizers & Agricultural Chemicals — 1.7%
FMC Corp.	433,657	21,080,067
Heavy Electrical Equipment — .8%
GE Vernova, Inc.	28,597	9,406,411
Integrated Oil & Gas — 5.0%
Occidental Petroleum Corp.	551,784	27,263,648
Suncor Energy, Inc.	932,290	33,264,107
		60,527,755
Metal, Glass & Plastic Containers — 1.8%
Crown Holdings, Inc.	272,228	22,510,533
Oil & Gas Drilling — .5%
Transocean Ltd. (a),(b)	1,726,205	6,473,269
Oil & Gas Equipment & Services — 3.1%
NOV, Inc.	2,599,854	37,957,868
Oil & Gas Exploration & Production — 30.1%
Antero Resources Corp. (a)	1,351,526	47,370,986
Canadian Natural Resources Ltd.	1,609,716	49,698,561
ConocoPhillips	286,289	28,391,280
Crescent Energy Co., Cl. A	3,519,194	51,415,424
Diamondback Energy, Inc.	347,054	56,857,857
EQT Corp.	1,024,401	47,235,130
Expand Energy Corp. (b)	257,643	25,648,361
Permian Resources Corp.	4,179,541	60,101,800
		366,719,399
Oil & Gas Refining & Marketing — 7.3%
Marathon Petroleum Corp.	264,139	36,847,390
Phillips 66	453,975	51,721,372

Statement of Investments (Unaudited) (continued)
Description	Shares	Value ($)
Common Stocks — 99.1% (continued)
Oil & Gas Refining & Marketing — 7.3% (continued)
		88,568,762
Packaged Foods & Meats — .9%
Tyson Foods, Inc., Cl. A	198,830	11,420,795
Paper & Plastic Packaging Products & Materials — 7.9%
International Paper Co. (b)	1,060,267	57,063,570
Smurfit WestRock PLC	720,112	38,785,232
		95,848,802
Precious Metals & Minerals — .6%
Impala Platinum Holdings Ltd., ADR (a),(b)	1,605,508	7,545,888
Silver — 1.5%
Pan American Silver Corp.	896,031	18,126,948
Steel — 7.4%
ArcelorMittal SA (b)	2,068,143	47,836,148
Cleveland-Cliffs, Inc. (a),(b)	2,471,750	23,234,450
Nucor Corp.	160,786	18,765,334
		89,835,932
Total Common Stocks (cost $1,177,338,768)		1,207,685,333

	1-Day Yield (%)
Investment Companies — .9%
Registered Investment Companies — .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $10,311,659)	4.54	10,311,659	10,311,659
Investment of Cash Collateral for Securities Loaned — 1.0%
Registered Investment Companies — 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $12,633,200)	4.54	12,633,200	12,633,200
Total Investments (cost $1,200,283,627)		101.0%	1,230,630,192
Liabilities, Less Cash and Receivables		(1.0%)	(12,324,433)
Net Assets		100.0%	1,218,305,759

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2024, the value of the fund’s securities on loan was $95,383,860 and the value of the collateral was
$97,114,961, consisting of cash collateral of $12,633,200 and U.S. Government & Agency securities valued at $84,481,761.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Natural Resources Fund

December 31, 2024 (Unaudited)
The following is a summary of the inputs used as of December 31, 2024 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,207,685,333	—	—	1,207,685,333
Investment Companies	22,944,859	—	—	22,944,859

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At December 31, 2024, accumulated net unrealized appreciation on investments was $30,346,565, consisting of $125,792,415 gross unrealized appreciation and $95,445,850 gross unrealized depreciation.
At December 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.